Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 8

Dated as of July 13, 2009

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 8 (“Amendment”) is made as of July 13, 2009 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 2.09(d) of the Credit Agreement is hereby amended to delete the reference to “July 16, 2009” appearing therein and to replace therefor a reference to “August 1, 2009”.

(b) Section 2.12(h) of the Credit Agreement is hereby amended to delete each reference to “July 15, 2009” appearing therein and in each case to replace therefor a reference to “July 31, 2009”.

(c) Section 4.02(d) of the Credit Agreement is hereby restated in its entirety as follows:

(d) To the extent that the Company has requested a Borrowing or the issuance of a Letter of Credit which would not be available without using some amount of the Revolver Reserve Amount, (i) with respect to any such request for a Borrowing or issuance to be made on or after the Amendment No. 7 Effective Date and prior to August 1, 2009, (A) if the Company shall first have demonstrated to the reasonable satisfaction of the Administrative Agent (with reporting of sufficient detail in the Administrative Agent’s reasonable discretion) that the Company made 75,000 or more LTL shipments within the national segment for each of five (5) consecutive Business Days all occurring on or after the Amendment No. 7 Effective Date, it shall be a condition that the Required Lenders have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose and (B) if the Company cannot demonstrate the performance in the manner described in the foregoing clause (A), it shall be a condition that the Lenders having Revolving Credit Exposures, outstanding principal amount of Term Loans and unused Commitments representing at least 66 2/3% of the sum of the total Revolving Credit Exposures, aggregate principal amount of Term Loans and unused Commitments at such time have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose and (ii) with respect to any such request for a Borrowing or issuance to be made on or after August 1, 2009, it shall be a condition that the Required Lenders have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (iii) those documents and instruments as may be reasonably requested by the Administrative Agent and (b) the Company shall have paid all invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents, in each case to the extent reimbursable under the terms of the Credit Agreement.

3. Amendment to a Pension Fund Intercreditor Agreement. The Lenders party hereto authorize JPMorgan Chase Bank, National Association (in its capacity as Administrative Agent and/or as Collateral Agent) to permit Wilmington Trust Company to designate Wilmington Trust FSB, a Federal Savings Bank, or any other affiliate of Wilmington Trust Company, as sub-agent on behalf of Wilmington Trust Company, for purposes of perfecting and otherwise being and acting as the secured party in respect of the “Pension Fund Lien” on the “Common Collateral” (each as defined in the Pension Fund Intercreditor Agreement dated as of June 17, 2009).

4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

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5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Perfection of Additional Collateral. The parties hereto acknowledge that perfection of the Collateral Agent’s Lien in certain Collateral, including, without limitation, real property and improvements thereto, tractors, trailers and other rolling stock, is ongoing, but the Company and the Loan Parties continue to execute such documents, agreements and instruments in connection therewith in accordance with Section 5.10 of the Credit Agreement (as amended by the Amendment) and the other Loan Documents. To the extent that any release of Collateral pursuant to the Specified Sale and Leaseback Transaction, any Specified Pension Fund Transaction and any other Asset Sale consummated between the date hereof and July 15, 2009 diminishes the value of Collateral, the Company agrees that any perfection of Liens described in the preceding sentence that occurs between the date hereof and July 15, 2009 shall be considered to have occurred substantially contemporaneously with any release of Collateral pursuant to the Specified Sale and Leaseback Transaction, any Specified Pension Fund Transaction and any other Asset Sale consummated between the date hereof and July 15, 2009 that diminishes the value of the Collateral.

7. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

8. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

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9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Documentation Agent and as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIPEI FUBON COMMERCIAL BANK, NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 8

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

EXECUTION COPY

AMENDMENT NO. 9

Dated as of July 30, 2009

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 9 (“Amendment”) is made as of July 30, 2009 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. AMENDMENTS TO CREDIT AGREEMENT. EFFECTIVE AS OF THE DATE OF SATISFACTION OR WAIVER OF THE CONDITIONS PRECEDENT SET FORTH IN SECTION 2 BELOW, THE CREDIT AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions thereto in the appropriate alphabetical order as follows:

“Amendment No. 9” means Amendment No. 9 to this Agreement, dated as of July 30, 2009, by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

“Amendment No. 9 Effective Date” means July 30, 2009.

“Designated Officer” has the meaning given to such term in Section 5.14.

“Regional Sub-Segments” means each of (i) Holland, (ii) New Penn and (iii) Reddaway.

“Teamsters Deal” means the Second Amended and Restated Job Security Plan by and among YRC Inc., USF Holland, Inc. and New Penn Motor Express, Inc. and the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters as disclosed to the Lenders on or prior to the Amendment No. 9 Effective Date, without giving effect to any amendment, restatement, supplement or any other modification (in each case which are adverse to the Lenders) after such date.

(b) The definition of “Asset Sale” appearing in Section 1.01 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (c) thereof, (ii) insert “or to third parties in the ordinary course of business consistent with past practices, and” at the end of clause (d) thereof and (iii) to insert a new clause (e) therein as follows:

(e) (i) leases, subleases and terminations and abandonment of any leasehold interest in real property and (ii) granting of easements or rights of way in respect of real property, in each case, in the ordinary course of business consistent with past practices.

(c) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate the first paragraph thereof in its entirety as follows:

“Consolidated EBITDA” shall mean Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (a) Consolidated Interest Expense, (b) expense for taxes paid or accrued, (c) depreciation (including that applied to the Company’s equity method investments), (d) amortization (including that applied to the Company’s equity method investments), (e) extraordinary, non-cash expenses or losses incurred other than in the ordinary course of business, (f) non-recurring (including non-recurring and unusual) non-cash expenses or losses (including non-cash impairment charges) incurred other than in the ordinary course of business, (g) non-cash expenses related to stock based compensation or stock appreciation rights, (h) fees and expenses (including legal, accounting and debt issuance costs) in each case, incurred in connection with (A) that certain Waiver No. 1 dated as of January 15, 2009 to this Agreement and Amendment No. 2, (B) that certain Waiver No. 1 dated as of January 15, 2009 to the Yellow Receivables Facility and any amendment thereto entered into concurrently with Amendment No. 2, (C) the Specified Sale and Leaseback Transaction, (i) with respect to the fiscal quarter of the Company ending on or about December 31, 2009, the lesser of (A) $14,000,000 and (B) the actual aggregate amount of restructuring professional fees paid by the Company and its Subsidiaries during such fiscal quarter, (j) with respect to the fiscal quarter of the Company ending on or about March 31, 2010, the lesser of (A) $8,000,000 and (B) the actual aggregate amount of restructuring professional fees paid by the Company and its Subsidiaries during such fiscal quarter, (k) with respect to the fiscal quarter of the Company ending on or about June 30, 2010, the lesser of (A) $5,000,000 and (B) the actual aggregate amount of restructuring professional fees paid by the Company and its Subsidiaries during such fiscal quarter, minus, to the extent included in Consolidated Net Income, (l) interest income, (m) income tax credits and refunds (to the extent not netted from tax expense), (n) any cash payments made during such period in respect of items described in clauses (e), (f) or (g) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were incurred, (o) any income or gains resulting from the early retirement, redemption, defeasance, repayment or similar actions in respect of Indebtedness and (p) extraordinary, unusual or non-recurring income or gains realized other than in the ordinary course of business, all calculated for the Company and its Subsidiaries in accordance with GAAP on a consolidated basis.

(d) Section 2.09(d) of the Credit Agreement is hereby amended to delete the reference to “August 1, 2009” appearing therein and to replace therefor a reference to “September 1, 2009”.

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(e) Section 2.12(e) of the Credit Agreement is hereby amended to delete the reference to “one (1) Business Day” appearing therein and to replace therefor a reference to “three (3) Business Days”.

(f) Section 2.12(h) of the Credit Agreement is hereby restated in its entirety as follows:

(h) Notwithstanding anything to the contrary set forth in this Section 2.12, with respect to any Real Estate Asset Sale described in clause (a) of the definition of “Prepayment Event” the Net Cash Proceeds of which, together with the aggregate amount of Net Cash Proceeds from all such Asset Sales occurring on or after January 1, 2009, is less than or equal to $300,000,000 and which occurs on or prior to August 31, 2009, the Net Cash Proceeds thereof shall be applied as follows:

(i) (x) solely in respect of the first $50,000,000 of such Net Cash Proceeds received on and after the Amendment No. 9 Effective Date and prior to September 1, 2009 (such Net Cash Proceeds, the “Designated Asset Sale Proceeds”), but subject to the proviso below, 100% and (y) thereafter, 50% of such Net Cash Proceeds shall be used to make a prepayment of the outstanding Revolving Loans (without a corresponding permanent reduction of the Revolving Commitments at such time); and

(ii) (x) solely in respect of the Designated Asset Sale Proceeds, but subject to the proviso below, 0% and (y) thereafter, 50% of such Net Cash Proceeds shall be used to make a prepayment of the outstanding Revolving Loans (without a corresponding permanent reduction of the Revolving Commitments at such time), and the aggregate amount of all such prepayments made pursuant to this Section 2.12(h)(ii) from and including January 1, 2009 through and including August 31, 2009 shall be the “Revolver Reserve Amount”;

provided, that:

(a) in respect of the first $20,000,000 of Designated Asset Sale Proceeds, if any, the 100% in clause (i) above and the 0% in clause (ii) above shall be applicable thereto;

(b) in respect of $15,000,000 of Designated Asset Sale Proceeds received following the first $20,000,000 of Designated Asset Sale Proceeds described in clause (a) above, if any, the 100% in clause (i) above and the 0% in clause (ii) above shall be applicable only if the Teamsters Deal has been ratified and remains in full force and effect as of such date (the “Teamsters Condition”) and if such Teamsters Condition is not satisfied or waived, then 50% of such Designated Asset Sale Proceeds shall be used to make a prepayment of the outstanding Revolving Loans (without a corresponding permanent reduction of the Revolving Commitments at such time) and 50% of such Designated Asset Sale Proceeds shall be placed into an escrow account (the “Asset Sale Escrow Account”) maintained with JPMorgan Chase Bank, National Association subject to an escrow account agreement granting a security interest in the amounts on deposit therein to the Administrative Agent (in form and substance similar to the

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escrow account agreement previously entered into by the Company and the Administrative Agent in connection with this Agreement or otherwise reasonably satisfactory to the Administrative Agent) and shall be released (A) to the Company, for application in accordance with the terms of clause (i) above, only if the Teamsters Condition is satisfied or waived on or prior to 10:00 a.m., New York City time, on August 30, 2009 or (B) to the Administrative Agent in accordance with the terms of clause (d) below;

(c) in respect of $15,000,000 of Designated Asset Sale Proceeds received following the first $20,000,000 of Designated Asset Sale Proceeds described in clause (a) above, if any, the 100% in clause (i) above and the 0% in clause (ii) above shall be applicable only if the Company has engaged a Designated Officer as contemplated and more fully described by Section 5.14(b) (the “Designated Officer Condition”) and if such Designated Officer Condition is not satisfied or waived, then 50% of such Designated Asset Sale Proceeds shall be used to make a prepayment of the outstanding Revolving Loans (without a corresponding permanent reduction of the Revolving Commitments at such time) and 50% of such Designated Asset Sale Proceeds shall be placed into the Asset Sale Escrow Account and shall be released (A) to the Company, for application in accordance with the terms of clause (i) above, only if the Designated Officer Condition is satisfied or waived on or prior to 10:00 a.m., New York City time, on August 30, 2009 or (B) to the Administrative Agent in accordance with the terms of clause (d) below;

(d) At 11:00 a.m., New York City time, on August 30, 2009, the Asset Sale Escrow Account shall be terminated and all amounts on deposit in the Asset Sale Escrow Account shall be released therefrom and shall be applied by the Administrative Agent to make a prepayment of the outstanding Revolving Loans (without a corresponding permanent reduction of the Revolving Commitments at such time) and the Revolver Reserve Amount shall be increased by an identical amount.

(g) Section 3.04(b) of the Credit Agreement is hereby amended to delete the reference to “September 30, 2008” appearing therein and to replace therefor a reference to “December 31, 2008”.

(h) Section 4.02(d) of the Credit Agreement is hereby restated in its entirety as follows:

(d) To the extent that the Company has requested a Borrowing or the issuance of a Letter of Credit which would not be available without using some amount of the Revolver Reserve Amount, (i) with respect to any such request for a Borrowing or issuance to be made on or after the Amendment No. 7 Effective Date and prior to September 1, 2009, (A) if the Company shall first have demonstrated to the reasonable satisfaction of the Administrative Agent (with reporting of sufficient detail in the Administrative Agent’s reasonable discretion) that the Company made 75,000 or more LTL shipments within the national segment for each of five (5) consecutive Business Days all occurring on or after the Amendment No. 7 Effective Date, it shall be a condition that the Required Lenders have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose and (B) if the Company cannot demonstrate the performance in the manner described in the foregoing clause (A), it shall be a condition that the Lenders having Revolving Credit Exposures, outstanding

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principal amount of Term Loans and unused Commitments representing at least 66 2/3% of the sum of the total Revolving Credit Exposures, aggregate principal amount of Term Loans and unused Commitments at such time have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose and (ii) with respect to any such request for a Borrowing or issuance to be made on or after September 1, 2009, it shall be a condition that the Required Lenders have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose.

(i) Section 4.02 of the Credit Agreement is hereby amended to insert a new clause (f) thereto immediately following clause (e) thereof as follows:

(f) The Company has delivered to the Administrative Agent a certificate of a Financial Officer certifying the Revolver Reserve Amount as of the date of such certificate (which date shall be the date of request for such Borrowing or Letter of Credit).

(j) Section 5.01(a) of the Credit Agreement is hereby restated in its entirety as follows:

(a) within 90 days after the end of each fiscal year of the Company (or, if earlier, concurrently with the filing thereof with the Securities and Exchange Commission or any national securities exchange in accordance with applicable law or regulation), (i) its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and (ii) with respect to the Company’s operating segments and Regional Sub-Segments, consolidating, its unaudited consolidating balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(k) Section 5.01(b) of the Credit Agreement is hereby amended to delete the reference to “unaudited consolidated” appearing therein and to replace therefor a reference to “unaudited consolidated (and, with respect to the Company’s operating segments and Regional Sub-Segments, consolidating)”.

(l) Section 5.01(f) of the Credit Agreement is hereby amended to delete the reference to “unaudited consolidated” appearing therein and to replace therefor a reference to “unaudited consolidated (and, with respect to the Company’s operating segments and Regional Sub-Segments, consolidating)”.

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(m) Section 5.01(g) of the Credit Agreement is hereby restated in its entirety as follows:

(g) on or before the fifth Business Day of each fiscal month, commencing on the fifth business day of March 2009, the Company shall deliver to the Administrative Agent projections of the weekly cash flows for the 13-week period commencing on the first day of such fiscal month (the “13-Week Cash Flow Projections”) which (A) reflect the Company’s and its Domestic Subsidiaries’ consolidated projected cash receipts and cash expenditures for their corporate and other operations and (B) contain comments of management of the Company and, if then engaged, comments of the Company Financial Advisor, all in a form reasonably satisfactory to the Administrative Agent and (ii) on or before the Wednesday of each calendar week, commencing with the week beginning August 2, 2009, the Company shall submit to the Administrative Agent a variance report reflecting on a line-item basis the actual results (all in reasonably appropriate detail) for the previous calendar week and the percentage variance of such actual results from those projected for such previous calendar week on the most current 13-Week Cash Flow Projections delivered under the terms of this Credit Agreement prior to such date, all in the form set forth on Schedule 5.01(g); provided that, at any time that the Company is maintaining a corporate credit rating of BBB- or better from S&P and a Corporate Family Rating of Baa3 or better from Moody’s (in each case, with a stable or better outlook), the Company shall not be obligated to deliver the 13-Week Cash Flow Projections pursuant to this clause (g) or the variation reports in respect thereof pursuant to clause (h) below;

(n) Section 5.01(h) of the Credit Agreement is hereby restated in its entirety as follows:

(h) on or before the fifth Business Day of each fiscal month commencing on the fifth Business Day of March 2009, the Company shall submit to the Administrative Agent a variance report reflecting on a line-item basis the actual results (all in appropriate detail) for the previous calendar month and the percentage variance of such actual results from those projected for such previous calendar month on the most current 13-Week Cash Flow Projections delivered under the terms of this Credit Agreement prior to such date, all in a form and demonstrating such detail as is reasonably satisfactory to the Administrative Agent (provided that, with respect to the variance report due on the fifth Business Day of March 2009, such variance report will compare the 13-Week Cash Flow Projections delivered pursuant to clause (g) above with the most recent 13-week cash flow projections dated as of February 10, 2009 provided by the Company to the Lenders prior to the Amendment No. 2 Effective Date);

(o) Section 5.06 of the Credit Agreement is hereby amended to delete the reference to “permit any representatives designated by the Administrative Agent or any Lender” appearing therein and to replace therefor a reference to “permit any representatives designated by the Administrative Agent or any Lender (including, without limitation, financial and other professional advisors retained by the Administrative Agent)”.

(p) Article V of the Credit Agreement is hereby amended to insert new Sections 5.14, 5.15 and 5.16 thereto immediately following Section 5.13 as follows:

SECTION 5.14. Designated Officer.

(a) No later than August 3, 2009 (or such later date agreed to by the Administrative Agent and the Required Lenders), the Company will have presented to the Administrative Agent (i) a candidate for election to the position of Designated Officer (the “Designated Officer”) to, among other things, review the viability of the Company’s business and its current liquidity, terminal operations, restructuring of the Company’s Regional or Logistics businesses, whole-business or asset sales, and staffing requirements and (ii) a description of the proposed scope of the engagement and the authority granted to such Designated Officer.

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(b) No later than August 20, 2009 (or such later date agreed to by the Administrative Agent and the Required Lenders), the Company shall have engaged and, subject to clause (c) below, will thereafter continuously maintain a Designated Officer reasonably acceptable to the Required Lenders to, among other things, review the viability of the Company’s business and its current liquidity, terminal operations, restructuring of the Company’s Regional or Logistics businesses, whole-business or asset sales, and staffing requirements. The scope of the Designated Officer’s engagement and the authority granted to such officer shall be reasonably satisfactory to the Required Lenders, which engagement shall provide for, among other things, the Designated Officer to report and be responsible directly to the Board of Directors of Company. The Company shall take all reasonably necessary steps to cause the Designated Officer to be available for discussions with the Administrative Agent and its financial and other professional advisors and the Lenders from time to time upon reasonable request.

(c) In the event the Designated Officer ceases for any reason to act in that capacity, the Company shall engage a successor Designated Officer reasonably acceptable to the Required Lenders within twenty (20) Business Days (or such later date agreed to by the Administrative Agent and the Required Lenders) of such event.

SECTION 5.15. Restructuring Plan.

(a) On or prior to August 14, 2009 (or such later date agreed to by the Administrative Agent and the Required Lenders), the Company shall deliver to the Administrative Agent and the Lenders a written draft restructuring plan and related financial projections, models and analysis, all reviewed by Alvarez & Marsal North America, LLC and in form reasonably satisfactory to the Administrative Agent.

(b) On or prior to August 21, 2009 (or such later date agreed to by the Administrative Agent and the Required Lenders), the Company shall deliver to the Administrative Agent and the Lenders (i) a written final restructuring plan and related financial projections, models and analysis (the “Final Restructuring Plan”), and (ii) written terms and conditions setting forth all of the necessary actions requested by the Company to be taken to achieve the Final Restructuring Plan, in each case for clauses (i) and (ii), reviewed by Alvarez & Marsal North America, LLC and in form reasonably satisfactory to the Administrative Agent.

SECTION 5.16. Real Estate Asset Sale Data. The Company shall provide, with respect to each Real Estate Asset Sale (i) which was consummated on or after January 1, 2009 and prior to the Amendment No. 9 Effective Date, within ten (10) Business Days following the Amendment No. 9 Effective Date (or such later date agreed to by the Administrative Agent and the Required Lenders), and (ii) which is consummated on or after the Amendment No. 9 Effective Date, on or prior to the date such Real Estate Asset Sale is consummated, the following information: (A) the purchase price as stated in the applicable final agreement between the Company and/or its Subsidiaries and the prospective purchaser received by the Company or its Subsidiary(ies) in connection with such Real Estate Asset Sale, (B) the gross book value (as reflected in the Company’s books and records as of the date of such Real Estate Asset Sale) of the real property asset(s) sold, disposed of or otherwise transferred in connection with such Real Estate Asset Sale, (C) the net book value (as reflected in the Company’s books and records as of the date of such Real Estate Asset Sale) of the real property asset(s) sold, disposed of or otherwise transferred in connection with such Real Estate Asset Sale, (D) if available, the internal valuation (as reflected in the Company’s books and records as of the date of such Asset Sale) of the real property asset(s) sold, disposed of or otherwise transferred in connection with such Real Estate Asset Sale and (E) to the extent an appraisal reasonably acceptable to the Administrative Agent

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exists with respect of any of the real property asset(s) sold, disposed of or otherwise transferred in connection with such Real Estate Asset Sale, the appraised value thereof, all in form, substance and detail satisfactory to the Administrative Agent.

(q) Section 6.05 of the Credit Agreement is hereby amended to (i) delete the phrase “and” from the end of clause (e) thereof, (ii) insert an “and” at the end of clause (f) thereof, and (iii) insert a new clause (g) immediately following clause (f) thereof as follows:

(g) with respect to each Real Estate Asset Sale occurring after July 30, 2009, the Company has delivered a certificate in respect thereof in form and substance reasonably satisfactory to the Administrative Agent which, among other things, provides all of the information required by Section 5.16 in respect of such Real Estate Asset Sale;

(r) Section 6.06(b) of the Credit Agreement is hereby restated in its entirety as follows:

SECTION 6.06. Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except in each of the following circumstances: (a) transactions between or among (i) the Domestic Loan Parties, (ii) the Loan Parties that are not Domestic Loan Parties (provided that YRC Assurances Co. Ltd. may not engage in any transactions other than with Domestic Loan Parties or, on terms reasonably satisfactory to the Administrative Agent, solely to the extent as otherwise required by the winding up, liquidation or dissolution process contemplated by Section 5.13), (iii) the Foreign Subsidiaries, (b) transactions among the Company and its Subsidiaries otherwise permitted by the express terms of this Agreement and (c) transactions among the Company or its Subsidiaries and their Affiliates in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties.

(s) Section 6.07(c) of the Credit Agreement is hereby restated in its entirety as follows:

(c) Minimum Liquidity. On and after September 1, 2009, the Company will maintain Liquidity equal to or greater than $100,000,000 at all times, and Liquidity shall be tested on each Business Day.

(t) Section 6.07(d) of the Credit Agreement is hereby restated in its entirety as follows:

(d) Minimum Consolidated EBITDA. The Company will not permit Consolidated EBITDA for any period set forth below to be less than the amount set forth opposite such period:

Period	Minimum Consolidated EBITDA
For the fiscal quarter ending on December 31, 2009	$15,000,000
For the fiscal quarter ending on March 31, 2010	$20,000,000
For the two consecutive fiscal quarters ending on June 30, 2010	$80,000,000
For the three consecutive fiscal quarters ending September 30, 2010	$145,000,000
For the four consecutive fiscal quarters ending December 31, 2010	$210,000,000

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(u) Article VII of the Credit Agreement is hereby amended to restated clause (d) thereof in its entirety as follows:

(d) the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to any Borrower’s existence), 5.08 5.09, 5.10, 5.11, 5.12, 5.13, 5.14, 5.15 or 5.16 or in Article VI (other than Section 6.07(c), with respect to which no Event of Default shall occur hereunder unless the Company violates such covenant for a period of three consecutive Business Days);

(v) A new Schedule 5.01(g) is hereby added to the Credit Agreement as set forth on Annex A hereto.

(w) Each Lender party hereto, on its behalf and on the behalf of its affiliated Holders of Secured Obligations, hereby authorizes the Administrative Agent, to give written notice to any “escrow agent” under (and as defined in) the “escrow account agreement” covering the Asset Sale Escrow Account that the relevant conditions to release of funds therefrom have been satisfied pursuant to the terms of the Credit Agreement and that such applicable funds on deposit in the Asset Sale Escrow Account may be released pursuant to the terms of the Credit Agreement. The Administrative Agent agrees to deliver the notice described in the previous sentence upon the satisfaction of the relevant conditions for such release.

2. CONDITIONS OF EFFECTIVENESS. THE EFFECTIVENESS OF THIS AMENDMENT IS SUBJECT TO THE CONDITIONS PRECEDENT THAT (A) THE ADMINISTRATIVE AGENT SHALL HAVE RECEIVED (I) COUNTERPARTS OF THIS AMENDMENT DULY EXECUTED BY (X) THE BORROWERS, (Y) THE REQUIRED LENDERS AND (Z) THE ADMINISTRATIVE AGENT, (II) THE CONSENT AND REAFFIRMATION ATTACHED HERETO DULY EXECUTED BY THE SUBSIDIARY GUARANTORS, (III) AN AMENDMENT IN RESPECT OF THE YELLOW RECEIVABLES FACILITY IN FORM AND SUBSTANCE SIMILAR TO THIS AMENDMENT AND REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT AND (IV) THOSE DOCUMENTS AND INSTRUMENTS AS MAY BE REASONABLY REQUESTED BY THE ADMINISTRATIVE AGENT AND (B) THE COMPANY SHALL HAVE PAID ALL INVOICED, REASONABLE, OUT-OF-POCKET EXPENSES OF THE ADMINISTRATIVE AGENT (INCLUDING, TO THE EXTENT INVOICED, REASONABLE ATTORNEYS’ FEES AND EXPENSES) IN CONNECTION WITH THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT REIMBURSABLE UNDER THE TERMS OF THE CREDIT AGREEMENT.

3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. EACH BORROWER HEREBY REPRESENTS AND WARRANTS AS FOLLOWS AS OF THE CLOSING DATE OF THIS AMENDMENT:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. RELEASE. IN FURTHER CONSIDERATION OF THE EXECUTION BY THE ADMINISTRATIVE AGENT AND THE LENDERS OF THIS AMENDMENT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY, ON BEHALF OF ITSELF AND EACH OF ITS SUBSIDIARIES, AND ALL OF THE SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING (COLLECTIVELY, THE “RELEASORS”), HEREBY COMPLETELY, VOLUNTARILY, KNOWINGLY, AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, EACH OF THE LENDERS, EACH OF THEIR ADVISORS, PROFESSIONALS AND EMPLOYEES, EACH AFFILIATE OF THE FOREGOING AND ALL OF THEIR RESPECTIVE PERMITTED SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASEES”), FROM ANY AND ALL CLAIMS, ACTIONS, SUITS, AND OTHER LIABILITIES, INCLUDING, WITHOUT LIMITATION, ANY SO-CALLED “LENDER LIABILITY” CLAIMS OR DEFENSES (COLLECTIVELY, “CLAIMS”), WHETHER ARISING IN LAW OR IN EQUITY, WHICH ANY OF THE RELEASORS EVER HAD, NOW HAS OR HEREINAFTER CAN, SHALL OR MAY HAVE AGAINST ANY OF THE RELEASEES FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM TIME TO TIME OCCURRED ON OR PRIOR TO THE DATE HEREOF, IN ANY WAY CONCERNING, RELATING TO, OR ARISING FROM (I) ANY OF THE TRANSACTIONS, (II) THE SECURED OBLIGATIONS, (III) THE COLLATERAL, (IV) THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, (V) THE FINANCIAL CONDITION, BUSINESS OPERATIONS, BUSINESS PLANS, PROSPECTS OR CREDITWORTHINESS OF THE BORROWERS, AND (VI) THE NEGOTIATION, DOCUMENTATION AND EXECUTION OF THIS AMENDMENT AND ANY DOCUMENTS RELATING HERETO EXCEPT FOR CLAIMS DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH RELEASEE (OR ANY OF ITS RELATED PARTIES). THE RELEASORS HEREBY ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED BY LEGAL COUNSEL OF THE MEANING AND CONSEQUENCES OF THIS RELEASE.

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6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7. HEADINGS. SECTION HEADINGS IN THIS AMENDMENT ARE INCLUDED HEREIN FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT CONSTITUTE A PART OF THIS AMENDMENT FOR ANY OTHER PURPOSE.

8. COUNTERPARTS. THIS AMENDMENT MAY BE EXECUTED BY ONE OR MORE OF THE PARTIES HERETO ON ANY NUMBER OF SEPARATE COUNTERPARTS, AND ALL OF SAID COUNTERPARTS TAKEN TOGETHER SHALL BE DEEMED TO CONSTITUTE ONE AND THE SAME INSTRUMENT. SIGNATURES DELIVERED BY FACSIMILE OR PDF SHALL HAVE THE SAME FORCE AND EFFECT AS MANUAL SIGNATURES DELIVERED IN PERSON.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Documentation Agent and as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIPEI FUBON COMMERCIAL BANK CO., LTD., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

EXECUTION COPY

AMENDMENT NO. 10

Dated as of August 28, 2009

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 10 (“Amendment”) is made as of August 28, 2009 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. AMENDMENTS TO CREDIT AGREEMENT. EFFECTIVE AS OF THE DATE OF SATISFACTION OR WAIVER OF THE CONDITIONS PRECEDENT SET FORTH IN SECTION 2 BELOW, THE CREDIT AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

(a) Section 1.01 of the Credit Agreement is hereby amended to restate the definitions of “Escrow Account”, “Escrow Account Agreement” and “Liquidity Amount” in their entirety as follows:

“Escrow Account” means any account established and maintained with the “Escrow Agent” under (and as defined in) the applicable Escrow Account Agreement and subject to the terms and conditions of such Escrow Account Agreement.

“Escrow Account Agreement” means any escrow account agreement required to be established pursuant to the terms of this Agreement, by and among the Company, the Administrative Agent and JPMorgan Chase Bank, National Association, as Escrow Agent thereunder, as the same may be amended, amended and restated, restated, supplemented or otherwise modified from time to time.

“Liquidity Amount” means, as of any date of determination, the sum of (a) Permitted Investments held by the Company, its Domestic Subsidiaries (other than any Receivables Entity) as of such date in respect of which the Administrative Agent shall have a first priority perfected security interest (subject to Permitted Encumbrances), plus (b) Permitted Investments maintained in deposit accounts for the sole purpose of funding payroll obligations plus (c) so long as no Default exists, the Aggregate Available Commitments as of such date minus (without duplication) the Revolver Reserve Amount as of such date plus (d) payments made by the Company under the Yellow Receivables Facility that constitute Permitted Investments of a Receivables Entity solely to the extent such payments have not been applied to amounts outstanding under the Yellow Receivables Facility plus (e) payments received by the Administrative Agent in respect of any repayment of any Borrowing or any other unpaid Obligation that are not distributed to the Lenders until the next Business Day plus (f) an amount equal to the excess of (i) the Net Receivables Balance minus any Required Reserve over (ii) the Aggregate Credit Exposure under (and as such terms are defined in) the Yellow Receivables Facility (or similar terms in any replacement Permitted Receivables Facility Documents in respect thereof), all as of such date.

(b) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definition therein in the appropriate alphabetical order as follows:

“Specified Cost Savings Plan” means a financial analysis and plan, delivered by the Company to the Administrative Agent, demonstrating annualized costs savings of at least $200,000,000.

(c) Section 2.09(d) of the Credit Agreement is hereby amended to delete the reference to “September 1, 2009” appearing therein and to replace therefor a reference to “October 13, 2009”.

(d) Section 2.12(h) of the Credit Agreement is hereby amended to delete each reference to “August 31, 2009” appearing therein and to replace therefor a reference to “October 12, 2009” in each instance.

(e) Section 4.02(d) of the Credit Agreement is hereby restated in its entirety as follows:

(d) To the extent that the Company has requested a Borrowing or the issuance of a Letter of Credit which would not be available without using some amount of the Revolver Reserve Amount, (i) with respect to any such request for a Borrowing or issuance to be made on or after the Amendment No. 7 Effective Date and prior to October 13, 2009, (A) if the Company shall first have demonstrated to the reasonable satisfaction of the Administrative Agent (with reporting of sufficient detail in the Administrative Agent’s reasonable discretion) that the Company made 75,000 or more LTL shipments within the national segment for each of five (5) consecutive Business Days all occurring on or after the Amendment No. 7 Effective Date, it shall be a condition that the Required Lenders have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose and (B) if the Company cannot demonstrate the performance in the manner described in the foregoing clause (A), it shall be a condition that the Lenders having Revolving Credit Exposures, outstanding principal amount of Term Loans and unused Commitments representing at least 66 2/3% of the sum of the total Revolving Credit Exposures, aggregate principal amount of Term Loans and unused Commitments at such time have agreed that the relevant portion of the Revolver Reserve

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Amount shall be made available to the Borrowers for such purpose and (ii) with respect to any such request for a Borrowing or issuance to be made on or after October 13, 2009, it shall be a condition that the Required Lenders have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose.

(f) Section 5.01 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (l) thereof, (ii) redesignate clause (m) thereof as clause (n) and (iii) insert a new clause (m) therein immediately following clause (l) thereof as follows:

(m) on or prior to September 30, 2009, the Company shall deliver to the Administrative Agent the Specified Cost Savings Plan; and

(g) Section 6.01(n) of the Credit Agreement is hereby restated in its entirety as follows:

(n) Indebtedness (i) incurred in the ordinary course of business in connection with the financing of insurance premiums and (ii) all obligations to pay a specified purchase price for goods or services, whether or not delivered or accepted, which constitute take-or-pay obligations to the extent such obligations shall have been incurred in the ordinary course of business consistent with past practices as an alternative to a prepaid contract and the aggregate obligations owing upon termination thereof at any time (other than such obligations constituting refinancings, renewals, extensions or replacements of take-or-pay obligations set forth on Schedule 6.01 (or refinancings, renewals, extensions or replacements of any refinancings, renewals, extensions or replacements of take-or-pay obligations set forth on Schedule 6.01 on or after Amendment No. 2 Effective Date and prior to the Amendment No. 9 Effective Date; provided any such refinancings, renewals, extension or replacements shall not increase the original amount of the existing take-or-pay obligations set forth on Schedule 6.01)) do not exceed $15,000,000;

(h) Section 6.04 of the Credit Agreement is hereby amended to delete the word “existing” now appearing therein.

(i) Section 6.05(e) of the Credit Agreement is hereby amended to delete the reference to “$400,000,000 minus the Pension Fund Basket Deduction Amount; provided that in no event shall the Pension Fund Basket Deduction Amount exceed $50,000,000 in the aggregate” appearing therein and to replace therefor a reference to “$400,000,000”.

(j) Section 6.07(c) of the Credit Agreement is hereby amended to delete the phrase “September 1, 2009” now appearing therein and to substitute the following therefor: “October 13, 2009”.

(k) Section 6.15 of the Credit Agreement is hereby restated in its entirety as follows:

SECTION 6.15. Maintenance of Accounts with Administrative Agent. The Company will not, and will not permit any of its Domestic Subsidiaries to, maintain cash and/or Permitted Investments constituting Collateral at any time in an aggregate amount exceeding $10,000,000 at any bank or other financial institution other than the Administrative Agent; provided that, for the avoidance of doubt (i) any such cash and/or Permitted Investments maintained in one or more escrow accounts solely to support purchase price adjustments and other indemnity obligations related to Real Estate Asset Sales otherwise permitted pursuant to the terms of this Agreement shall in each case be excluded from such limitation, (ii) pledges and/or deposits (x) made in the

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ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security or employment laws or regulations and (y) securing the performance of bids, tenders, trade contracts, government contracts, leases, statutory obligations, surety and appeal bonds, performance and return of money bonds and other obligations of a like nature, in each case in the ordinary course of business, and in an aggregate amount under this clause (ii) not to exceed $10,000,000 at any time, shall in each case be excluded from such limitation and (iii) consisting of cash maintained in any account, subject to a first priority Lien (subject to Permitted Encumbrances) in favor of the Administrative Agent, for the purpose of funding accounts payable shall in each case be excluded from such limitation; provided, further, that the period during which cash maintained in deposit accounts for purposes of funding payments of accounts payable through ACH payments shall not exceed two (2) Business Days.

(l) Article VII of the Credit Agreement is amended to delete the reference to “5.02” now appearing in clause (d) thereof and to substitute the following therefor: “5.01(m), 5.02”.

(m) Schedule 6.13 of the Credit Agreement is hereby amended to include the following additional Investment thereon:

Indebtedness owed by YRC Logistics S. de R.L. de C.V., organized under the laws of the Republic of Mexico, in favor of YRC Logistics Services, Inc., an Illinois corporation, in an amount not to exceed $3,100,000.

2. CONDITIONS OF EFFECTIVENESS. THE EFFECTIVENESS OF THIS AMENDMENT IS SUBJECT TO THE CONDITIONS PRECEDENT THAT (A) THE ADMINISTRATIVE AGENT SHALL HAVE RECEIVED (I) COUNTERPARTS OF THIS AMENDMENT DULY EXECUTED BY THE BORROWERS, THE REQUIRED LENDERS AND THE ADMINISTRATIVE AGENT, (II) THE CONSENT AND REAFFIRMATION ATTACHED HERETO DULY EXECUTED BY THE SUBSIDIARY GUARANTORS, (III) AN AMENDMENT IN RESPECT OF THE YELLOW RECEIVABLES FACILITY IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT AND (IV) THOSE DOCUMENTS AND INSTRUMENTS AS MAY BE REASONABLY REQUESTED BY THE ADMINISTRATIVE AGENT AND (B) THE COMPANY SHALL HAVE PAID ALL INVOICED, REASONABLE, OUT-OF-POCKET EXPENSES OF THE ADMINISTRATIVE AGENT (INCLUDING, TO THE EXTENT INVOICED, REASONABLE ATTORNEYS’ FEES AND EXPENSES) IN CONNECTION WITH THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT REIMBURSABLE UNDER THE TERMS OF THE CREDIT AGREEMENT.

3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. EACH BORROWER HEREBY REPRESENTS AND WARRANTS AS FOLLOWS AS OF THE CLOSING DATE OF THIS AMENDMENT:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

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4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. RELEASE. IN FURTHER CONSIDERATION OF THE EXECUTION BY THE ADMINISTRATIVE AGENT AND THE LENDERS OF THIS AMENDMENT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY, ON BEHALF OF ITSELF AND EACH OF ITS SUBSIDIARIES, AND ALL OF THE SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING (COLLECTIVELY, THE “RELEASORS”), HEREBY COMPLETELY, VOLUNTARILY, KNOWINGLY, AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, EACH OF THE LENDERS, EACH OF THEIR ADVISORS, PROFESSIONALS AND EMPLOYEES, EACH AFFILIATE OF THE FOREGOING AND ALL OF THEIR RESPECTIVE PERMITTED SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASEES”), FROM ANY AND ALL CLAIMS, ACTIONS, SUITS, AND OTHER LIABILITIES, INCLUDING, WITHOUT LIMITATION, ANY SO-CALLED “LENDER LIABILITY” CLAIMS OR DEFENSES (COLLECTIVELY, “CLAIMS”), WHETHER ARISING IN LAW OR IN EQUITY, WHICH ANY OF THE RELEASORS EVER HAD, NOW HAS OR HEREINAFTER CAN, SHALL OR MAY HAVE AGAINST ANY OF THE RELEASEES FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM TIME TO TIME OCCURRED ON OR PRIOR TO THE DATE HEREOF, IN ANY WAY CONCERNING, RELATING TO, OR ARISING FROM (I) ANY OF THE TRANSACTIONS, (II) THE SECURED OBLIGATIONS, (III) THE COLLATERAL, (IV) THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, (V) THE FINANCIAL CONDITION, BUSINESS OPERATIONS, BUSINESS PLANS, PROSPECTS OR CREDITWORTHINESS OF THE BORROWERS, AND (VI) THE NEGOTIATION, DOCUMENTATION AND EXECUTION OF THIS AMENDMENT AND ANY DOCUMENTS RELATING HERETO EXCEPT FOR CLAIMS DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH RELEASEE (OR ANY OF ITS RELATED PARTIES). THE RELEASORS HEREBY ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED BY LEGAL COUNSEL OF THE MEANING AND CONSEQUENCES OF THIS RELEASE.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7. HEADINGS. SECTION HEADINGS IN THIS AMENDMENT ARE INCLUDED HEREIN FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT CONSTITUTE A PART OF THIS AMENDMENT FOR ANY OTHER PURPOSE.

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8. COUNTERPARTS. THIS AMENDMENT MAY BE EXECUTED BY ONE OR MORE OF THE PARTIES HERETO ON ANY NUMBER OF SEPARATE COUNTERPARTS, AND ALL OF SAID COUNTERPARTS TAKEN TOGETHER SHALL BE DEEMED TO CONSTITUTE ONE AND THE SAME INSTRUMENT. SIGNATURES DELIVERED BY FACSIMILE OR PDF SHALL HAVE THE SAME FORCE AND EFFECT AS MANUAL SIGNATURES DELIVERED IN PERSON.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Documentation Agent and as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIPEI FUBON COMMERCIAL BANK CO., LTD., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 10

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

EXECUTION COPY

WAIVER AND AMENDMENT NO. 11

Dated as of October 9, 2009

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS WAIVER AND AMENDMENT NO. 11 (“Amendment”) is made as of October 9, 2009 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain waivers in respect of and amendments to the Credit Agreement and other Loan Documents; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such waivers and amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. WAIVER.

(a) The Company has requested that the Lenders waive any Default or Event of Default arising under clause (d) of Article VII of the Credit Agreement as a result of: (i) the Loan Parties’ failure to comply with the negative covenants set forth in Section 6.13 of the Credit Agreement by virtue of the existence of the Investment identified on Annex A hereto (such Investment, the “1994 Note”); (ii) the Loan Parties’ failure to comply with the affirmative covenants set forth in Section 5.02(a) of the Credit Agreement by virtue of not providing notice to the Administrative Agent in respect of the failure described in the preceding clause (i); and (iii) the Loan Parties’ failure to comply with the affirmative covenant set forth in Section 4.4 of the Security Agreement by virtue of not delivering the 1994 Note to the Administrative Agent (collectively, the “Investment Covenant Default”).

(b) The Company has requested that the Lenders waive any Default or Event of Default which has arisen or may arise under clause (c) of Article VII of the Credit Agreement as a result of representations or warranties made or deemed made by or on behalf of any Borrower or any Subsidiary in connection with any Loan Document or in any report, certificate or other document furnished pursuant to or in connection with any Loan Document proving to have been incorrect in any material respect when made or deemed made solely as a result of (i) the Investment Covenant Default and/or the Investment Covenant Cross Default (as defined below) and (ii) not disclosing the 1994 Note on Exhibit D of the Security Agreement (such failure, the “Additional Representation Default”).

(c) The Company has requested that the Lenders waive any Default or Event of Default arising under clause (g) and (r) of Article VII of the Credit Agreement as a result of the existence of a Servicer Default (as defined in the Yellow Receivables Facility) arising solely as a result of the Investment Covenant Default, the CDA Investment Covenant Cross Default, and/or the Additional Representation Default (such cross default, the “ABS Investment Covenant Cross Default”).

(d) The Company has requested that the Lenders waive any Default or Event of Default arising under clause (t) of Article VII of the Credit Agreement arising solely as a result of the existence of a “Default” under the Specified Pension Fund Deferral Transaction Documents arising solely as a result of the Investment Covenant Default, the ABS Investment Covenant Cross Default, and/or the Additional Representation Default (such cross default, the “CDA Investment Covenant Cross Default”).

(e) Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 3 below, the Lenders party hereto hereby waive the Investment Covenant Default, the Additional Representation Default, the ABS Investment Covenant Cross Default and the CDA Investment Covenant Cross Default.

(f) Pursuant to the provisions of Section 11.02 of the Credit Agreement, except as set forth herein, no failure or delay by any Agent, any Issuing Bank or any Lender in exercising any right or power under the Credit Agreement or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Banks and the Lenders under the Credit Agreement and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 11.02(b) of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, acceptance of a Draft or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

2. AMENDMENTS TO CREDIT AGREEMENT AND THE SECURITY AGREEMENT. EFFECTIVE AS OF THE DATE OF SATISFACTION OR WAIVER OF THE CONDITIONS PRECEDENT SET FORTH IN SECTION 3 BELOW, THE CREDIT AGREEMENT AND THE SECURITY AGREEMENT ARE HEREBY AMENDED AS FOLLOWS:

(a) The definition of “Non-Current Collateral” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “$10,000,000” appearing therein and to replace therefor a reference to “$20,000,000”.

(b) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions therein in the appropriate alphabetical order as follows:

“Amendment No. 11 Effective Date” means October 9, 2009.

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“Interim Loan Availability” means, as of any date of determination, the excess of (i) the sum of (x) current accrued and unpaid payroll expense of the Company and its Subsidiaries as of such date and (y) $25,000,000 over (ii) the Interim Loan Cash Amount as of such date.

“Interim Loan Cash Amount” means, as of any date of determination, Unrestricted Cash as of such date plus any amounts maintained by the Company or any Subsidiary in a deposit account for the sole purpose of funding payroll obligations as of such date.

“Interim Loan Sweep Amount” means, as of any date of determination, the excess of (i) the Interim Loan Cash Amount as of such date over (ii) the sum of (x) current accrued and unpaid payroll expense of the Company and its Subsidiaries as of such date and (y) $25,000,000.

“Permitted Interim Loans” means Revolving Loans made to the Company in US Dollars and advanced by the Lenders in accordance with the terms of Section 2.01(f) and Section 4.02(g) (and subject to the sweep mechanics set forth in Section 2.12(l)).

“Unrestricted Cash” means, as of any date of determination, any unrestricted Permitted Investments held by the Company and its Domestic Subsidiaries (other than any Receivables Entity) as of such date (but not including any amounts pledged to third parties).

“Volvo Lease” means that certain Master Equipment Lease Agreement, dated as of February 19, 2009, by and among VFS Leasing Co., any other lessors or creditors thereunder from time to time party thereto and certain of the Loan Parties, including all exhibits, schedules, annexes and assignments in respect thereof, as the same may be amended, amended and restated, restated, supplemented or otherwise modified from time to time.

(c) Section 2.01(f) of the Credit Agreement is hereby amended (i) to delete the reference to “4.02(d)” appearing therein and to replace therefor a reference to “4.02(d) (or, solely in the case of Permitted Interim Loans, the conditions specified in Section 4.02(g))” and (ii) to insert the following sentences at the end thereof:

Permitted Interim Loans may only be requested by the Company during the period commencing on the Amendment No. 11 Effective Date to and including October 29, 2009, and no such Permitted Interim Loans shall be made by the Lenders (regardless of whether the conditions specified in Section 4.02(g) are or are not satisfied) following such date. Further, no Permitted Interim Loans may be advanced by the Lenders unless (i) there is no unused availability under the Revolving Commitments other than amounts comprising the Revolver Reserve Amount and (ii) there is no unused availability under the Yellow Receivables Facility. In no event shall more than an aggregate amount of $50,000,000 of Permitted Interim Loans be outstanding at any time.

(d) Section 2.09(d) of the Credit Agreement is hereby amended to delete the reference to “October 13, 2009” appearing therein and to replace therefor a reference to “October 30, 2009”.

(e) Section 2.12(h) of the Credit Agreement is hereby amended to delete each reference to “October 12, 2009” appearing therein and to replace therefor a reference to “October 29, 2009” in each instance.

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(f) Section 2.12(i) of the Credit Agreement is hereby restated in its entirety as follows:

(i) If (a) on the close of business on any Business Day on which any Permitted Interim Loans shall be outstanding, Unrestricted Cash exceeds $100,000,000 (such excess the “Daily Cash Permitted Interim Loan Excess Amount”) (and has also exceeded $100,000,000 for the previous two (2) Business Days), then, on the next succeeding Business Day, the Company shall make a prepayment of the outstanding Revolving Loans (outstanding Permitted Interim Loans, if any, to be prepaid first) in an amount equal to such Daily Cash Permitted Interim Loan Excess Amount (without a corresponding permanent reduction of the Revolving Commitments at such time), or (b) on the close of business on any Business Day on which clause (i)(a) above shall not apply, Unrestricted Cash exceeds $125,000,000 (such excess the “Daily Cash Excess Amount”) (and has also exceeded $125,000,000 for the previous two (2) Business Days), then, on the next succeeding Business Day, the Company shall make a prepayment of the outstanding Revolving Loans (outstanding Permitted Interim Loans, if any, to be prepaid first) in an amount equal to such Daily Cash Excess Amount (without a corresponding permanent reduction of the Revolving Commitments at such time).

(g) A new Section 2.12(l) is hereby added to the Credit Agreement as follows:

(l) If, on the close of business on any Business Day, (i) the Interim Loan Sweep Amount is positive (and has also been positive for the previous two (2) Business Days) and (ii) any Permitted Interim Loans are outstanding, then on the next succeeding Business Day, the Company shall make a prepayment of such Permitted Interim Loans in an amount equal to such positive amount on such Business Day (without a corresponding permanent reduction of the Revolving Commitments at such time).

(h) Section 2.19(f) of the Credit Agreement is hereby amended to delete the first sentence thereof in its entirety and to substitute the following therefor:

In the event that the Administrative Agent shall receive any proceeds of Collateral (i) not constituting a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Company or as otherwise specified in Section 2.12) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, such funds shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Administrative Agent and the Issuing Banks from any Borrower (other than in connection with Banking Services Obligations and Swap Obligations), second, to pay any fees or expense reimbursements then due to the Lenders from any Borrower (other than in connection with Banking Services Obligations and Swap Obligations), third, to pay interest then due and payable on the Permitted Interim Loans ratably, fourth, to prepay principal on the Permitted Interim Loans ratably, fifth, to pay interest then due and payable on the Loans (other than Permitted Interim Loans) ratably, sixth, to prepay principal on the Loans (other than Permitted Interim Loans) and unreimbursed LC Disbursements and to cash collateralize all outstanding Letters of Credit in accordance with the terms of Section 2.06(j) ratably, seventh, to payment of any amounts owing with respect to Banking Services Obligations and Swap Obligations, and eighth, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender by any Borrower.

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(i) Section 4.02(d) of the Credit Agreement is hereby restated in its entirety as follows:

(d) To the extent that the Company has requested a Borrowing or the issuance of a Letter of Credit which would not be available without using some amount of the Revolver Reserve Amount (other than any request for a Borrowing in respect of Permitted Interim Loans, which shall be subject to Section 4.02(g) below), (i) with respect to any such request for a Borrowing or issuance to be made on or after the Amendment No. 7 Effective Date and prior to October 30, 2009, (A) if the Company shall first have demonstrated to the reasonable satisfaction of the Administrative Agent (with reporting of sufficient detail in the Administrative Agent’s reasonable discretion) that the Company made 75,000 or more LTL shipments within the national segment for each of five (5) consecutive Business Days all occurring on or after the Amendment No. 7 Effective Date, it shall be a condition that the Required Lenders have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose and (B) if the Company cannot demonstrate the performance in the manner described in the foregoing clause (A), it shall be a condition that the Lenders having Revolving Credit Exposures, outstanding principal amount of Term Loans and unused Commitments representing at least 66 2/3% of the sum of the total Revolving Credit Exposures, aggregate principal amount of outstanding Term Loans and unused Commitments at such time have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose and (ii) with respect to any such request for a Borrowing or issuance to be made on or after October 30, 2009, it shall be a condition that the Required Lenders have agreed that the relevant portion of the Revolver Reserve Amount shall be made available to the Borrowers for such purpose.

(j) Section 4.02(e) of the Credit Agreement is hereby restated in its entirety as follows:

(e) The Company has delivered to the Administrative Agent a certificate of a Financial Officer certifying that, as of the date of such certificate (which date shall be the date of request for such Borrowing or Letter of Credit), (i) the Company and its Domestic Subsidiaries (other than any Receivables Entity), collectively, have less than $100,000,000 in Unrestricted Cash and providing a demonstration of such deficit (the amount of such deficit, the “Credit Event Liquidity Deficit Amount”) reasonably satisfactory to the Administrative Agent and (ii) the amount of such requested Borrowing or Letter of Credit is equal to or less than the Credit Event Liquidity Deficit Amount.

(k) A new Section 4.02(g) hereby added to the Credit Agreement as follows:

(g) To the extent that the Company has requested a Borrowing in respect of Permitted Interim Loans, (i) the Administrative Agent shall have received evidence reasonably satisfactory to it that as of such date (x) there is no unused availability under the Revolving Commitments other than amounts comprising the Revolver Reserve Amount and (y) there is no unused availability under the Yellow Receivables Facility and (ii) the Company shall have delivered to the Administrative Agent a Borrowing Request substantially in the form of Exhibit F hereto (which Borrowing Request shall include a

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certification by a Financial Officer and the Designated Officer certifying the Interim Loan Availability as of the Business Day immediately prior to the date of such Borrowing Request and calculations reasonably demonstrating the Interim Loan Availability).

(l) Section 6.07(c) of the Credit Agreement is hereby amended to delete the phrase “October 13, 2009” now appearing therein and to substitute the following therefor: “October 30, 2009”.

(m) Article VII of the Credit Agreement is hereby amended to (i) delete each reference to “$20,000,000” appearing in clauses (p) and (q) therein and to replace therefor a reference to “$5,000,000” in each instance and (ii) delete each reference to “RBS Lease” appearing in clauses (p) and (q) therein and to replace therefor a reference to “RBS Lease, Volvo Lease” in each instance.

(n) Schedule 6.13 of the Credit Agreement and Exhibit D of the Security Agreement are each hereby amended to include the 1994 Note thereon.

(o) A new Exhibit F is hereby added to the Credit Agreement as set forth on Annex B hereto.

3. CONDITIONS OF EFFECTIVENESS. THE EFFECTIVENESS OF THIS AMENDMENT IS SUBJECT TO THE CONDITIONS PRECEDENT THAT (A) THE ADMINISTRATIVE AGENT SHALL HAVE RECEIVED (I) COUNTERPARTS OF THIS AMENDMENT DULY EXECUTED BY THE BORROWERS, THE REQUISITE NUMBER OF LENDERS UNDER THE CREDIT AGREEMENT AND THE ADMINISTRATIVE AGENT, (II) THE CONSENT AND REAFFIRMATION ATTACHED HERETO DULY EXECUTED BY THE SUBSIDIARY GUARANTORS, (III) A WAIVER AND AMENDMENT IN RESPECT OF THE YELLOW RECEIVABLES FACILITY IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT, (IV) WAIVERS IN RESPECT OF AT LEAST $138,000,000 OF THE APPROXIMATELY $150,000,000 OF OBLIGATIONS IN RESPECT OF THE BOFA LEASE, THE VOLVO LEASE AND THE RBS LEASE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT AND (V) THOSE DOCUMENTS AND INSTRUMENTS AS MAY BE REASONABLY REQUESTED BY THE ADMINISTRATIVE AGENT AND (B) THE COMPANY SHALL HAVE PAID ALL PREVIOUSLY INVOICED, REASONABLE, OUT-OF-POCKET EXPENSES OF THE ADMINISTRATIVE AGENT (INCLUDING, TO THE EXTENT INVOICED, REASONABLE ATTORNEYS’ FEES AND EXPENSES) IN CONNECTION WITH THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT REIMBURSABLE UNDER THE TERMS OF THE CREDIT AGREEMENT.

4. RELEASE OF REVOLVER RESERVE AMOUNT. EFFECTIVE AS OF THE DATE OF SATISFACTION OR WAIVER OF THE CONDITIONS PRECEDENT SET FORTH IN SECTION 3 ABOVE, THE LENDERS PARTY HERETO, HAVING AT LEAST 66 2/3% OF THE SUM OF THE TOTAL REVOLVING CREDIT EXPOSURES, OUTSTANDING PRINCIPAL AMOUNT OF THE TERM LOANS AND UNUSED COMMITMENTS, HEREBY CONSENT TO A BORROWING OF THE REVOLVER RESERVE AMOUNT SOLELY IN RESPECT OF THE MAKING OF PERMITTED INTERIM LOANS AT ANY TIME DURING THE PERIOD COMMENCING ON THE DATE HEREOF AND ENDING ON AND INCLUDING OCTOBER 29, 2009 SO LONG AS THE OTHER CONDITIONS SET FORTH IN SECTION 4.02 OF THE CREDIT AGREEMENT, AS AMENDED HEREBY (INCLUDING SECTION 4.02(G)) ARE SATISFIED OR WAIVED.

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5. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. EACH BORROWER HEREBY REPRESENTS AND WARRANTS AS FOLLOWS AS OF THE CLOSING DATE OF THIS AMENDMENT:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

6. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as specified above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

7. RELEASE. IN FURTHER CONSIDERATION OF THE EXECUTION BY THE ADMINISTRATIVE AGENT AND THE LENDERS OF THIS AMENDMENT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY, ON BEHALF OF ITSELF AND EACH OF ITS SUBSIDIARIES, AND ALL OF THE SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING (COLLECTIVELY, THE “RELEASORS”), HEREBY COMPLETELY, VOLUNTARILY, KNOWINGLY, AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, EACH OF THE LENDERS, EACH OF THEIR ADVISORS, PROFESSIONALS AND EMPLOYEES, EACH AFFILIATE OF THE FOREGOING AND ALL OF THEIR RESPECTIVE PERMITTED SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASEES”), FROM ANY AND ALL CLAIMS, ACTIONS, SUITS, AND OTHER LIABILITIES, INCLUDING, WITHOUT LIMITATION, ANY SO-CALLED “LENDER LIABILITY” CLAIMS OR DEFENSES (COLLECTIVELY, “CLAIMS”), WHETHER ARISING IN LAW OR IN EQUITY, WHICH ANY OF THE RELEASORS EVER HAD, NOW HAS OR HEREINAFTER CAN, SHALL OR MAY HAVE AGAINST ANY OF THE RELEASEES FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM TIME TO TIME OCCURRED ON OR PRIOR TO THE DATE HEREOF, IN ANY WAY CONCERNING, RELATING TO, OR ARISING FROM (I) ANY OF THE TRANSACTIONS, (II) THE SECURED OBLIGATIONS, (III) THE COLLATERAL, (IV) THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, (V) THE FINANCIAL CONDITION, BUSINESS OPERATIONS, BUSINESS PLANS, PROSPECTS OR

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CREDITWORTHINESS OF THE BORROWERS, AND (VI) THE NEGOTIATION, DOCUMENTATION AND EXECUTION OF THIS AMENDMENT AND ANY DOCUMENTS RELATING HERETO EXCEPT FOR CLAIMS DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH RELEASEE (OR ANY OF ITS RELATED PARTIES). THE RELEASORS HEREBY ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED BY LEGAL COUNSEL OF THE MEANING AND CONSEQUENCES OF THIS RELEASE.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

9. HEADINGS. SECTION HEADINGS IN THIS AMENDMENT ARE INCLUDED HEREIN FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT CONSTITUTE A PART OF THIS AMENDMENT FOR ANY OTHER PURPOSE.

10. COUNTERPARTS. THIS AMENDMENT MAY BE EXECUTED BY ONE OR MORE OF THE PARTIES HERETO ON ANY NUMBER OF SEPARATE COUNTERPARTS, AND ALL OF SAID COUNTERPARTS TAKEN TOGETHER SHALL BE DEEMED TO CONSTITUTE ONE AND THE SAME INSTRUMENT. SIGNATURES DELIVERED BY FACSIMILE OR PDF SHALL HAVE THE SAME FORCE AND EFFECT AS MANUAL SIGNATURES DELIVERED IN PERSON.

[Signature Pages Follow]

8

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Documentation Agent and as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIPEI FUBON COMMERCIAL BANK CO., LTD., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

[LENDER], as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver and Amendment No. 11

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

EXECUTION COPY

WAIVER

Dated as of October 26, 2009

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS WAIVER (“Waiver”) is made as of October 26, 2009 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain waivers in respect of and amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such waivers and amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Waiver.

1. Waiver.

(a) The Company has requested that the Lenders waive any Default or Event of Default arising under clauses (d) and (g) of Article VII of the Credit Agreement as a result of: (i) certain of the holders of the 5% Contingent Convertible Senior Notes and certain of the holders of the 3.375% Contingent Convertible Senior Notes (in each case defined after giving effect to the Waiver) having the right or option to convert the securities issued thereunder into a combination of cash and Equity Interests of the Company prior to the scheduled maturity thereof and (ii) the Loan Parties’ failure to comply with the affirmative covenants set forth in Section 5.02(a) of the Credit Agreement by virtue of not providing notice to the Administrative Agent in respect of the failure described in the preceding clause (i) (collectively, the “CoCo Default”).

(b) The Company has requested that the Lenders waive any Default or Event of Default which has arisen or may arise under clause (c) of Article VII of the Credit Agreement as a result of representations or warranties made or deemed made by or on behalf of any Borrower or any Subsidiary in connection with any Loan Document or in any report, certificate or other document furnished pursuant to or in connection with any Loan Document proving to have been incorrect in any material respect when made or deemed made solely as a result of (i) the CoCo Default and/or the CoCo Cross Default (as defined below) (such failure, the “Additional Representation Default”).

(c) The Company has requested that the Lenders waive any Default or Event of Default arising under clause (g) and (r) of Article VII of the Credit Agreement as a result of the existence of a Servicer Default (as defined in the Yellow Receivables Facility) arising solely as a result of the CoCo Default, the CDA CoCo Cross Default, and/or the Additional Representation Default (such cross default, the “ABS CoCo Cross Default”).

(d) The Company has requested that the Lenders waive any Default or Event of Default arising under clause (t) of Article VII of the Credit Agreement arising solely as a result of the existence of a “Default” under the Specified Pension Fund Deferral Transaction Documents arising solely as a result of the CoCo Default, the ABS CoCo Cross Default, and/or the Additional Representation Default (such cross default, the “CDA CoCo Cross Default” and collectively with the ABS CoCo Cross Default, the “CoCo Cross Default”).

(e) Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 3 below, the Lenders party hereto hereby waive the CoCo Default, the Additional Representation Default, the ABS CoCo Cross Default and the CDA CoCo Cross Default.

(f) Pursuant to the provisions of Section 11.02 of the Credit Agreement, except as set forth herein, no failure or delay by any Agent, any Issuing Bank or any Lender in exercising any right or power under the Credit Agreement or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Banks and the Lenders under the Credit Agreement and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 11.02(b) of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, acceptance of a Draft or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

2. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “5% Contingent Convertible Senior Note Indenture” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “the Indenture” appearing therein and to replace therefor a reference to “the Indenture in respect of 5% Contingent Convertible Senior Notes due 2023”.

(b) The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended (i) to delete the reference to “$50,000,000” appearing in clause (a) therein and to replace therefor a reference to “$15,000,000” and (ii) to delete the reference to “$50,000,000” appearing in clause (b) therein and to replace therefor a reference to “$25,000,000”.

(c) The definition of “3.375% Senior Note Indenture” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “the Indenture” appearing therein and

2

to replace therefor a reference to “the Indenture in respect of 3.375% Contingent Convertible Senior Notes due 2023”.

(d) The definition of “5% Contingent Convertible Senior Notes” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“5% Contingent Convertible Senior Notes” means, collectively, (i) the Company’s 5% Contingent Convertible Senior Notes due 2023 issued pursuant to the 5% Contingent Convertible Senior Note Indenture and (ii) the Company’s 5% Net Share Settled Contingent Convertible Senior Notes due 2023 issued pursuant to the 5% Net Share Settled Contingent Convertible Senior Note Indenture.

(e) The definition of “3.375% Contingent Convertible Senior Notes” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“3.375% Contingent Convertible Senior Notes” means, collectively, (i) the Company’s 3.375% Contingent Convertible Senior Notes due 2023 issued pursuant to the 3.375% Senior Note Indenture and (ii) the Company’s 3.375% Net Share Settled Contingent Convertible Senior Notes due 2023 issued pursuant to the 3.375% Net Share Settled Contingent Convertible Senior Note Indenture.

(f) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions therein in the appropriate alphabetical order as follows:

“5% Net Share Settled Contingent Convertible Senior Note Indenture” means the Indenture in respect of 5% Net Share Settled Contingent Convertible Senior Notes due 2023, dated as of December 31, 2004 among the Company and Deutsche Bank Trust Company Americas, as trustee thereunder, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“3.375% Net Share Settled Contingent Convertible Senior Note Indenture” means the Indenture in respect of 3.375% Net Share Settled Contingent Convertible Senior Notes due 2023, dated as of December 31, 2004 among the Company and Deutsche Bank Trust Company Americas, as trustee thereunder, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

(g) Article VII of the Credit Agreement is hereby amended to add the following proviso to the end of clause (g) thereof as follows:

provided, further, for the avoidance of doubt, the existence of any right or option of any holder of the 3.375% Contingent Convertible Senior Notes and/or the 5% Contingent Convertible Senior Notes to convert any Indebtedness represented thereby into Equity Interests of the Company and/or any cash settlement (including in respect of fractional shares) in connection with such conversion shall not constitute an Event of Default under this clause (g);

(h) Article VII of the Credit Agreement is hereby amended to restate clause (s) thereof in its entirety as follows:

3

(s) the Company shall pay an aggregate amount in excess of $1,000,000 (or such greater amount as may be consented to by the Supermajority Lenders) to any holders of the 3.375% Contingent Convertible Senior Notes and/or the 5% Contingent Convertible Senior Notes in respect of any cash settlement (including in respect of any fractional shares) in connection with the conversion of the 3.375% Contingent Convertible Notes and/or the 5% Contingent Convertible Notes into Equity Interests of the Company and/or cash, in each case in accordance with the terms of the applicable indenture which governs the applicable notes; or

3. Conditions of Effectiveness. The effectiveness of this Waiver is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Waiver duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors (iii) a waiver and amendment in respect of the Yellow Receivables Facility in form and substance reasonably satisfactory to the Administrative Agent, (iv) evidence of waivers in respect of at least $25,000,000 of the approximately $150,000,000 of obligations in respect of the BofA Lease, the Volvo Lease and the RBS Lease in form and substance reasonably satisfactory to the Administrative Agent.

4. Termination of Waiver. This Waiver and all amendments and other provisions contained herein shall terminate and be null, void and of no further effect on October 31, 2009 unless, prior to such date (i) Amendment No. 12 to the Credit Agreement (in substantially the form provided to the Lenders via Intralinks on October 23, 2009) shall have been executed and effective and (ii) the Administrative Agent shall have received evidence of waivers in respect of at least $135,000,000 of the approximately $150,000,000 of obligations in respect of the BofA Lease, the Volvo Lease and the RBS Lease in form and substance reasonably satisfactory to the Administrative Agent.

5. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Waiver:

(a) This Waiver and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Waiver, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

6. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as prior to the date hereof and as amended hereby.

(b) The Credit Agreement, as amended prior to the date hereof and as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4

(c) The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

7. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Waiver, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Waiver and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

8. Governing Law. This Waiver shall be construed in accordance with and governed by the law of the State of New York.

9. Headings. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

10. Counterparts. This Waiver may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, this Waiver has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Documentation Agent and as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIPEI FUBON COMMERCIAL BANK CO., LTD., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

[LENDER], as a US Tranche Lender

By:
Name:
Title:

Signature Page to Waiver

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007